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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 19, 2005


                                VCA ANTECH, INC.
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                001-16783                 95-4097995
 (State or Other Jurisdiction     (Commission              (IRS Employer
       of Incorporation)          File Number)           Identification No.)


                          12401 West Olympic Boulevard
                       Los Angeles, California 90064-1022
               (Address of Principal Executive Offices, Zip Code)

                                 (310) 571-6500
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01      OTHER EVENTS.

     Reference is made to the press release of VCA Antech, Inc., issued on April 19, 2005, which is incorporated herein by reference. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.    Description
-----------    -----------

99.1           Press Release issued by VCA Antech, Inc., on April 19, 2005.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



April 18, 2005                               VCA ANTECH, INC.


                                             By: /s/ Tomas W. Fuller
                                                 -------------------------------

                                             Name:   Tomas W. Fuller

                                             Title:  Chief Financial Officer




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                                  EXHIBIT INDEX




Exhibit No.    Description
-----------    -----------

99.1           Press Release issued by VCA Antech, Inc., on April 19, 2005.